Exhibit 99.2 BCP Investment Corporation Q4 2025 Earnings Presentation March 6, 2026

Important Information Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. The matters discussed in this presentation, as well as in future oral and written statements by management of BCP Investment Corporation (“BCIC” or the “Company”), that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments, our contractual arrangements and relationships with third parties, the ability of our portfolio companies to achieve their objectives, the ability of the Company’s investment adviser to attract and retain highly talented professionals, our ability to maintain our qualification as a regulated investment company and as a business development company, our compliance with covenants under our borrowing arrangements, and the future liquidity of the Company. We generally identify forward- looking statements by terminology such as may, will, should, expects, plans, anticipates, could, intends, target, projects, “outlook”, contemplates, believes, estimates, predicts, potential or continue or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements are subject to change at any time based upon economic, market or other conditions. More information on these risks and other potential factors that could affect the Company’s financial results, including important factors that could cause actual results to differ materially from plans, estimates or expectations included herein, is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed quarterly report on Form 10-Q and annual report on Form 10-K, as well as in subsequent filings. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this presentation should not be regarded as a representation by us that our plans and objectives will be achieved. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. 2

Quarterly Highlights

BCP Investment Corporation

Fourth Quarter 2025

Key Financial Metrics	• **Core investment income[1] of $14.2 million** for the fourth quarter, as compared to $15.3 million for the third quarter of 2025. • **Net investment income of $7.4 million ($0.57 per share)** for the quarter, compared to $8.8 million ($0.71 per share) for the third quarter of 2025. • **Net asset value (NAV) was $209.2 million ($16.68 per share)**, as of 12/31/25 compared to $231.3 million ($17.55 per share) as of 9/30/25. • **Declared a quarterly base distribution of $0.32 per share** of common stock. The distribution is payable on March 27, 2026, to stockholders of record at the close of business on March 16, 2026. Additionally, the Company declared a regular monthly base distribution of $0.09 per share of common stock for each of April, May and June 2026. The April 2026 distribution is payable on April 30, 2026 to stockholders of record at the close of business on April 15, 2026. The May 2026 distribution is payable on May 29, 2026 to stockholders of record at the close of business on May 15, 2026. The June 2026 distribution is payable on June 30, 2026 to stockholders of record at the close of business on June 15, 2026.
Portfolio & Investment Activity	• **Investment portfolio at fair value as of 12/31/25, was $501.0 million**, comprised of 108 portfolio companies. Our debt investment portfolio totaled $411.6 million at fair value as of 12/31/25, spread across 34 industries and 74 portfolio companies with an average par balance per investment of approximately $3.5 million. This compares to a total investment portfolio at fair value as of 9/30/25 of $539.7 million, across 116 portfolio companies. Our debt investment portfolio totaled $450.2 million at fair value as of 9/30/25, spread across 34 industries (based on alignment to GICS Level 3) and 79 portfolio companies, with an average par balance per investment of approximately $3.2 million. • **Deployments of approximately $9.6 million** and repayments and sales of approximately $40.4 million, resulting in net repayments and sales of approximately $30.8 million for the fourth quarter. • **Weighted average annualized yield**, excluding income from non-accruals and CLOs, was approximately 12.9% as of 12/31/25. • **Debt investments on non-accrual** as of 12/31/25, were 13 attributable to 10 portfolio companies, representing 4.0% and 7.1% of the Company's investment portfolio at fair value and amortized cost, respectively. This compares to 10 debt investments attributable to 8 portfolio companies representing 3.8% and 6.3% of the portfolio at fair value and amortized cost, respectively, as of 9/30/25. However, for a subset of the non-accrual population, the Company continues to recognize interest income on a cash basis (i.e., only when cash payments are actually received).
Liquidity & Capital Resources	• **Par value of outstanding borrowings**, as of 12/31/25, was $312.3 million, which compares to $324.6 million as of 9/30/25, with an asset coverage ratio of total assets to total borrowings of 167% as compared to 171% as of 9/30/2025. On a gross basis, leverage as of 12/31/25 was 1.5x as compared to 1.4x as of 9/30/25. On a net basis, leverage as of 12/31/25, was 1.4x[2] as compared to 1.3x[2] as of 9/30/25.

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP ("GAAP"), less the impact of purchase price discount accounting in connection with the Garrison Capital Inc. ("GARS"), Harvest Capital Credit Corporation ("HCAP"), and Logan Ridge Finance Corporation ("LRFC") mergers. The Company believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial performance.

(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $12.5 million and $17.4 million of cash and cash equivalents and restricted cash as of December 31, 2025 and September 30, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corporation's financial condition.

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Quarterly Highlights

Recent Milestones & Upcoming Initiatives

BCP Investment Corporation

Recently Completed Milestones

Merger and Rebranding:

- On July 15, 2025, the Company closed its merger with Logan Ridge Finance Corporation ("LRFC Acquisition") and, following a rebrand in August, began operating as BCP Investment Corporation, continuing to trade on Nasdaq under the ticker "BCIC," marking a major milestone in scale, diversification, and operational efficiency.

Rate Step-Down:

- On October 7, 2025, obtained a BBB- rating from a Nationally Recognized Statistical Rating Organization with respect to the 5.25% fixed-rate convertible notes due 2032 (the "2032 Convertible Notes") and the 5.25% fixed-rate notes due 2026 (the "LRFC 2026 Notes") which resulted in both the 2032 Convertible Notes and 2026 Notes, having a fixed interest rate of 5.25% per annum.

Note Offering:

- On October 10, 2025, the Company entered into a note purchase agreement in connection with the issuance and sale of $35.0 million aggregate principal amount of its 7.50% notes due 2028 (the "2028 Notes") and $75.0 million aggregate principal amount of its 7.75% notes due 2030 (the "2030 Notes"), under an effective shelf registration statement. The offering closed and the 2028 Notes and 2030 Notes were issued on October 15, 2025. The proceeds from the issuance of the 2028 Notes and 2030 Notes were used to redeem in full the $108.0 million aggregate principal amount outstanding of its 4.875% Notes Due 2026.

Share Repurchases:

- Between October 1, 2025, and December 31, 2025, the Company repurchased 120,015 shares of its common stock for an aggregate cost of approximately $1.4 million at an average price of $11.64 per share through the 2025 Share Repurchase Program, which was accretive to NAV by $0.05 per share.
- On December 10, 2025, the Company, its management, the Adviser, and the Company's affiliates completed a modified "Dutch Auction" Tender Offer. The Company purchased 557,960 shares of its common stock for an aggregate cost of approximately $7.6 million at an average price of $13.63 per share, which was accretive to NAV by $0.18 per share.
- On March 4, 2026, BCIC's Board of Directors authorized a renewed stock repurchase program of up to $10 million for the period from March 4, 2026, to March 31, 2027.

Upcoming Initiatives

Beginning in April 2026:

- On March 4, 2026, the Board of Directors of the Company authorized the transition of the Company's distribution payment schedule from quarterly to monthly, while retaining the potential for quarterly supplemental distributions.

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Financial Highlights

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Total Investment Income	$14,392	$12,118	$12,630	$18,940	$17,464
Less: Purchase discount accretion	(25)	(16)	—	(3,618)	(3,261)
Core investment income[(1)]	**14,367**	**12,102**	**12,630**	**15,322**	**14,203**
Total Expenses	**8,853**	**7,778**	**8,073**	**10,280**	**10,077**
Incentive fee waiver	—	—	—	(188)	—
Total Net Expenses	**8,853**	**7,778**	**8,073**	**10,092**	**10,077**
Net Investment Income	**5,539**	**4,340**	**4,557**	**8,848**	**7,387**
Less: Purchase discount accretion	(25)	(16)	—	(3,618)	(3,261)
Incentive fee addback	4	3	—	—	—
Core net investment income[(2)]	**5,518**	**4,327**	**4,557**	**5,230**	**4,126**
Net realized gain (loss) on investments	(10,785)	(173)	(15,840)	(2,678)	(2,745)
Net change in unrealized appreciation (depreciation) on investments	2,390	(3,903)	6,628	15,525	(11,703)
Tax (provision) benefit on realized and unrealized gains (loss) on investments	316	(346)	137	1,935	(115)
Net realized gain (loss) from extinguishment of debt	—	—	—	—	(362)
Net increase/(decrease) in core net assets resulting from operations[(3)]	**($2,561)**	**($95)**	**($4,518)**	**$20,012**	**($10,799)**
Per Share					
Core Net Investment Income	**$0.60**	**$0.47**	**$0.50**	**$0.42**	**$0.32**
Net Realized and Unrealized Gain / (Loss) on Investments	**($0.90)**	**($0.44)**	**($1.01)**	**$1.02**	**($1.11)**
Net Core Earnings	**($0.28)**	**($0.01)**	**($0.49)**	**$1.59**	**($0.83)**
Distributions declared	**$0.69**	**$0.54**	**$0.47**	**$0.49**	**$0.47**
Net Asset Value	**$19.41**	**$18.85**	**$17.89**	**$17.55**	**$16.68**

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Companys financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses—specifically, the add-back of incentive fees associated with the removal of purchase discounts. The Company believes presenting core net investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(3) Net increase/(decrease) in core net assets resulting from operations calculates net increase (decrease) in net assets resulting from operations based on core net investment income (refer to footnote 2), net realized gain (loss) on investments, net change in unrealized appreciation (depreciation) on investments, tax (provision) benefit on realized and unrealized gains (loss) on investments, and net realized gain (loss) on extinguishment of debt.

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Repayment Activity O Ov ve er r t the he la las st t th thr re ee e y ye ea ar rs s, , B BC CI IC C ha has s e ex xpe peri rie enc nce ed d a an n a av ve er ra ag ge e o of f ~ ~$ $0 0. .3 3 m mi illio llion n in in i inc ncom ome e r re el la at te ed t d to o r re epa pay ym me en nt t / / pr pre epa paym yme en nt t a act ctivit ivity y. . (1) Core Paydown Income By Quarter (in Thousands) 1,000 900 800 700 600 500 400 Quarterly Average: $297 300 200 95 100 - Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 (1) Core Paydown Income is a non-GAAP financial measure defined as accelerated accretion of discount on debt investments resulting from repayment or prepayment events (excluding accelerated accretion of purchase discount, which is included in total investment income under GAAP). Management presents Core Paydown Income separately to enable investors to assess the impact of portfolio repayment and turnover activity on total investment income in a given period, as these amounts are episodic and event-driven rather than recurring components of coupon income. Core Paydown Income should not be viewed as a substitute for any GAAP measure of investment income. The calculation may not be comparable to similarly titled measures of other companies.. 6

Core Earnings Analysis

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Interest Income:					
Non-controlled/non-affiliated investments	$9,145	$7,300	$8,463	$13,295	$13,146
Non-controlled affiliated investments	1,096	316	324	1,434	1,530
Total interest income	**10,241**	**7,616**	**8,787**	**14,729**	**14,676**
Payment-in-kind income:					
Non-controlled/non-affiliated investments	2,217	2,853	2,354	2,507	2,023
Non-controlled affiliated investments	210	208	95	198	285
Total payment-in-kind income	**2,427**	**3,061**	**2,449**	**2,705**	**2,308**
Dividend income:					
Non-controlled affiliated investments	1,454	1,417	1,213	1,500	197
Total dividend income	**1,454**	**1,417**	**1,213**	**1,500**	**197**
Fees and other income:					
Non-controlled/non-affiliated investments	270	24	98	6	283
Non-controlled affiliated investments	—	—	83	—	—
Total fees and other income	**270**	**24**	**181**	**6**	**283**
Reported Investment Income	**$14,392**	**$12,118**	**$12,630**	**$18,940**	**$17,464**
Less: Purchase discount accounting	(25)	(16)	—	(3,618)	(3,261)
Core Investment Income[1]	**$14,367**	**$12,102**	**$12,630**	**$15,322**	**$14,203**
Reported					
Net Investment Income	$5,539	$4,340	$4,557	$8,848	$7,387
NII Per Share	***$0.59***	***$0.47***	***$0.50***	***$0.71***	***$0.57***
Core					
Net Investment Income[2]	$5,514	$4,327	$4,557	$5,230	$4,126
NII Per Share	***$0.60***	***$0.47***	***$0.50***	***$0.42***	***$0.32***

(1) Core investment income represents reported total investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. BCP Investment Corporation believes presenting core investment income and the related per share amount is useful and appropriate supplemental disclosure for analyzing its financial performance due to the unique circumstance giving rise to the purchase accounting adjustment. However, core investment income is a non-U.S. GAAP measure and should not be considered as a replacement for total investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, core investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing the Company's financial performance.

(2) Core net investment income represents reported total net investment income as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, less the impact of purchase price discount accounting in connection with the GARS, HCAP, and LRFC mergers. This measure also reflects the effect of merger-related accretion on expenses—specifically, the add-back of incentive fees associated with the removal of purchase discounts.

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Net Asset Value Roll Forward

BCP Investment Corporation

	For the Three Months Ended				
(Dollar amounts in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
NAV, Beginning of Period	**$187,982**	**$178,493**	**$173,511**	**$164,729**	**$231,304**
Net investment income	5,539	4,340	4,557	8,848	7,387
Net realized gain (loss) on investments	(10,785)	(173)	(15,840)	(2,678)	(2,745)
Net change in unrealized appreciation (depreciation) on investments	2,390	(3,903)	6,628	15,525	(11,703)
Tax (provision) benefit on realized and unrealized gains (losses) on investments	316	(346)	137	1,935	(115)
Net realized gain (loss) from extinguishment of debt	—	—	—	—	(362)
Distributions declared	(6,345)	(4,967)	(4,325)	(6,464)	(6,141)
Stock repurchases	(688)	—	—	(250)	(9,006)
Stock issued under diviend reinvestment plan	84	67	61	63	63
Issuance of common shares[(1)]	—	—	—	49,596	474
NAV, End of Period	**$178,493**	**$173,511**	**$164,729**	**$231,304**	**$209,156**

Leverage and Asset Coverage					
Gross Leverage	1.5x	1.5x	1.6x	1.4x	1.5x
Net Leverage[(2)]	1.3x	1.3x	1.4x	1.3x	1.4x
Asset Coverage	167%	168%	165%	171%	167%

(1) Issuance of common shares were in connection with the LRFC Acquisition in the period ended September 30, 2025. Issuance of common shares were in connection with the conversion of a portion of the 2032 Convertible Notes in the period ended December 31, 2025.
(2) Net leverage is calculated as the ratio between (A) debt, excluding unamortized debt issuance costs, less available cash and cash equivalents, and restricted cash and (B) NAV. BCP Investment Corp. believes presenting a net leverage ratio is useful and appropriate supplemental disclosure because it reflects the Company's financial condition net of $12.5 million, $17.4 million, $24.6 million and $23.5 million of cash and cash equivalents and restricted cash as of December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively. However, the net leverage ratio is a non-U.S. GAAP measure and should not be considered as a replacement for the regulatory asset coverage ratio and other similar information presented in accordance with U.S. GAAP. Instead, the net leverage ratio should be reviewed only in connection with such U.S. GAAP measures in analyzing BCP Investment Corp's financial condition.

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BCIC Portfolio Composition As of December 31, 2025 (3) Key Statistics Diversification by Borrower 4.6% 4.5% Top 5 Borrowers Key Statistics 21.1% 4.3% Borrower 1 4.0% Total Investments at Fair Value $501.0 million Borrower 2 3.7% Borrower 3 (1) 38.1% Weighted Average Annualized Yield on Investments 12.9% Borrower 4 Number of Debt + Equity Portfolio Companies 97 Borrower 5 14.9% Number of Industries 41 Next 6-10 Investments Next 11-25 Investments Average Debt Position Size $3.5 Remainder 26.0% Non-Accrual Investments (Cost / Fair Value) 7.1% / 4.0% (2) (3) Asset Mix Industry Diversification Software 5.6% Health Care Providers & Services 13.9% 8.7% Financial Services 27.0% First Lien Debt 9.4% IT Services 13.5% Second Lien Debt Diversified Consumer Services Equity Securities Commercial Services & Supplies 3.3% Subordinated Debt Interactive Media & Services 3.5% 11.8% Leisure Products 3.6% 76.3% 4.2% Media 8.2% 5.2% 5.8% Aerospace & Defense (1) Calculated based on the Debt Securities Portfolio excluding income from non-accruals and collateralized loan obligations. Excluding the impact of the Other purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 10.2% as of 12/31/25. 9 (2) Shown as % of debt and equity investments at fair market value. (3) As of December 31, 2025. Figures shown do not include CLO Funds, Joint Ventures, and Derivatives.

Portfolio Trends[1][2]

BCP Investment Corporation

As of December 31, 2025

	As of				
(Dollar amounts in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Portfolio Sourcing (at Fair Value):					
BC Partners	$317,588	$326,614	$322,989	$425,230	$391,331
Legacy KCAP	20,291	18,917	16,814	14,028	13,925
Legacy OHAI	0	0	0	0	0
Legacy GARS	58,123	52,744	48,831	50,484	47,947
Legacy HCAP[3]	9,019	8,148	6,475	6,680	6,720
Legacy LRFC[4]	—	—	—	43,279	41,052
Portfolio Summary:					
Total portfolio, at fair value	**$405,021**	**$406,423**	**$395,109**	**$539,701**	**$500,975**
Total number of debt portfolio companies / Total number of investments[5]	71 / 180	72 / 180	69 / 185	79 / 213	74 / 205
Weighted Avg EBITDA of debt portfolio companies[8]	$112,400	$129,902	$134,507	$137,956	$139,606
Average size of debt portfolio company investment	$2,508	$2,648	$2,646	$3,186	$3,481
Weighted avg first lien / total leverage ratio (net) of debt portfolio[8]	5.0x / 5.8x	5.1x / 5.8x	5.1x / 5.9x	5.2x / 5.8x	5.3x / 6.0x
Portfolio Yields and Spreads:					
Weighted average annualized yield on debt investments[6]	11.3%	11.0%	10.7%	13.8%	12.9%
Average Spread to SOFR	739 bps	735 bps	714 bps	673 bps	670 bps
Portfolio Activity:					
Beginning balance	**$428,978**	**$405,021**	**$406,423**	**$395,109**	**$539,701**
Purchases / draws[7]	26,764	20,361	14,191	170,949	16,303
Exits / repayments	(43,489)	(15,660)	(17,049)	(43,828)	(44,774)
Gains / (losses) / accretion	(7,232)	(3,299)	(8,456)	17,471	(10,255)
Ending Balance	**$405,021**	**$406,423**	**$395,109**	**$539,701**	**$500,975**

(1) For comparability purposes, portfolio trends metrics exclude short-term investments and derivatives.
(2) Excludes select investments where the metric is not applicable, appropriate or data is unavailable for the underlying statistic analyzed.
(3) Includes assets purchased from affiliate of HCAP's former manager in a separate transaction.
(4) Includes legacy Capitala positions; LRFC assets which were originated by the BC Partners Credit Platform are included in the BC Partners line.
(5) CLO holdings and Joint Ventures are excluded from the investment count.
(6) Represents the weighted average annualized yield on debt investments (excluding income from non-accruals and collateralized loan obligations). Excluding the impact of the purchase discount from the LRFC Acquisition, the weighted average annualized yield (excluding income from non-accruals and collateralized loan obligations) was approximately 10.2% as of 12/31/25, compared to 10.3% as of 9/30/25.
(7) Includes assets acquired in connection with the LRFC Acquisition for the quarter ended September 30, 2025.
(8) Includes portfolio company information for liquid investments as of December 31, 2025. Excluding liquid investments, the weighted average EBITDA of the illiquid debt portfolio companies is approximately $56.3 million, and the weighted average first lien / total leverage ratio (net) of debt portfolio is approximately 5.1x/5.7x.

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Credit Quality As of December 31, 2025 A As s o of f De Dec ce em mb be er r 3 31 1, , 2 20 02 25 5, , t th hir irt te ee en n o of f t th he e C Co om mp pan any y’ ’s s d de eb bt t in inv ve es st tm me en nt ts s, , a at tt tr rib ibu ut ta ab ble le t to o t te en n p po or rt tf fo oli lio o c co om mp pan ani ie es s, , w we er re e o on n n no on n- -ac acc cr ru ual al s st ta at tu us s an and d r re ep pr re es se en nt te ed d 4 4. .0 0% % an and d 7 7. .1 1% % o of f t th he e C Co om mp pan any y’ ’s s in inv ve es st tm me en nt t p po or rt tf fo oli lio o a at t f fai air r v val alu ue e an and d am amo or rt tiz ize ed d c co os st t, , r re es sp pe ec ct tiv ive ely ly. . As of (Dollar amounts in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 (1) Investments Credit Quality – Internal Rating Performing 92.4% 92.1% 93.8% 94.6% 92.7% Underperforming 7.6% 7.9% 6.2% 5.4% 7.3% Investments on Non-Accrual Status Number of Non-Accrual Investments 6 6 6 10 13 Non-Accrual Investments at Cost $16,313 $22,799 $22,344 $37,198 $40,399 Non-Accrual Investments as a % of Total Cost 3.4% 4.7% 4.8% 6.3% 7.1% Non-Accrual Investments at Fair Value $6,869 $10,740 $8,439 $20,757 $19,997 Non-Accrual Investments as a % of Total Fair Value 1.7% 2.6% 2.1% 3.8% 4.0% (1) Based on fair market value as of the end of the respective period. 11

(1) Portfolio Composition As of December 31, 2025 As of (1) Investment Portfolio (Dollar amounts in thousands) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 First Lien Debt $289,957 $294,379 $291,071 $386,403 $344,126 Second Lien Debt 28,996 28,724 30,276 38,994 42,183 Subordinated Debt 1,740 1,740 1,750 24,832 25,339 Equity Securities 24,762 26,218 23,919 40,793 39,193 Collateralized Loan Obligations 5,193 4,639 3,263 2,179 1,789 Joint Ventures 54,153 50,491 44,634 46,301 48,165 Derivatives 220 232 196 199 180 Ending Balance $405,021 $406,423 $395,109 $539,701 $500,975 As of Investment Portfolio (% of total) December 31, 2024 March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 First Lien Debt 71.6% 72.4% 73.7% 71.6% 68.7% Second Lien Debt 7.2% 7.1% 7.7% 7.2% 8.4% Subordinated Debt 0.4% 0.4% 0.4% 4.6% 5.1% Equity Securities 6.1% 6.5% 6.1% 7.6% 7.8% Collateralized Loan Obligations 1.3% 1.1% 0.8% 0.4% 0.4% Joint Ventures 13.4% 12.4% 11.3% 8.6% 9.6% Derivatives 0.1% 0.1% 0.0% 0.0% 0.0% Total 100.0% 100.0% 100.0% 100.0% 100.0% (1) At fair value at the end of the respective period. Does not include activity in short-term investments. 12

Appendix

Consolidated Statements of Assets and Liabilities As of December 31, 2025 and December 31, 2024 As of (Dollar amounts in thousands) December 31, 2025 December 31, 2024 ASSETS Non-controlled/non-affiliated investments (amortized cost of $433,213 and $358,153, respectively) $409,735 $327,622 Non-controlled affiliated investments (amortized cost of $90,294 and $68,858, respectively) 80,585 64,384 Controlled affiliated investments (amortized cost of $42,332 and $49,421, respectively) 10,655 13,015 Total Investments at fair value (amortized cost of $565,839 and $476,432, respectively) $500,975 $405,021 Cash and cash equivalents 3,721 17,532 Restricted cash 8,782 22,421 Interest receivable 5,793 6,088 Dividend receivable 845 1,367 Other assets 3,525 1,205 Total Assets $523,641 $453,634 LIABILITIES 4.875% Notes due 2026 (net of deferred financing costs and original issue discount of $— and $1,017, respectively) — 106,983 Great Lakes Portman Ridge Funding LLC Revolving Credit Facility (net of deferred financing costs of $825 and $1,322, respectively) 106,804 158,157 2026 Notes (net of deferred financing costs and original issue discount of $312 and $—, respectively) 49,688 — 2032 Convertible Notes (net of deferred financing costs and original issue discount of $102 and $—, respectively) 1,898 — KeyBank Credit Facility (net of deferred financing costs of $904 and $—, respectively) 41,765 — 2028 Notes (net of deferred financing costs and original issue discount of $851 and $—, respectively) 34,149 — 2030 Notes (net of deferred financing costs and original issue discount of $2,423 and $—, respectively) 72,577 — Management and incentive fees payable 1,865 2,713 Accounts payable, accrued expenses and other liabilities 1,714 3,007 Accrued interest payable 4,025 3,646 Due to affiliates — 635 Total Liabilities $314,485 $275,141 NET ASSETS Common stock, par value $0.01 per share, 20,000,000 common shares authorized; 14,003,016 issued, and 12,541,858 125 92 outstanding at December 31, 2025, and 9,960,785 issued, and 9,198,175 outstanding at December 31, 2024 Capital in excess of par value 811,111 714,331 Total distributable (loss) earnings (602,080) (535,930) Total Net Assets $209,156 $178,493 Total Liabilities and Net Assets $523,641 $453,634 NET ASSET VALUE PER COMMON SHARE $16.68 $19.41 14

BCP Investment Corporation

Consolidated Statements of Operations

	For the Year Ended December 31,		
(Dollar amounts in thousands)	2025	2024	2023
INVESTMENT INCOME			
Interest income:			
Non-controlled/non-affiliated investments	$42,204	$45,036	$55,675
Non-controlled affiliated investments	3,604	1,859	2,728
Total interest income	$45,808	$46,895	$58,403
Payment-in-kind income:			
Non-controlled/non-affiliated investments	9,737	7,472	6,662
Non-controlled affiliated investments	786	714	406
Total payment-in-kind income	$10,523	$8,186	$7,068
Dividend income			
Non-controlled affiliated investments	4,327	6,576	6,764
Controlled affiliated investments	—	—	2,184
Total dividend income	$4,327	$6,576	$8,948
Fees and other income			
Non-controlled/non-affiliated investments	411	775	1,882
Non-controlled affiliated investments	83	—	14
Total fees and other income	$494	$775	$1,896
Total Investment Income	$61,152	$62,432	$76,315
EXPENSES			
Management fees	$6,584	$6,559	$7,452
Performance-based incentive fees	2,975	5,012	7,374
Interest and amortization of debt issuance costs	20,602	20,782	25,306
Professional fees	2,053	1,873	1,999
Administrative services expense	2,010	1,771	2,377
Directors' expense	550	610	630
Other general & administrative expenses	1,434	1,781	1,713
Total Expenses	$36,208	$38,388	$46,851
Expense reimbursement	—	—	(5,309)
Waiver of performace-based incentive fees	(188)	—	—
Net Expenses	$36,020	$38,388	$41,542
Net Investment Income	$25,132	$24,044	$34,773
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS			
Net realized gains (losses) from investment transactions:			
Non-controlled/non-affiliated investments	(15,478)	(23,205)	(26,334)
Non-controlled affiliated investments	234	(1,334)	(399)
Controlled affiliated investments	(6,192)	(6,644)	(33)
Net realized gain (loss) on investments	($21,436)	($31,183)	($26,766)
Net change in unrealzied appreciation (depreciation) on investments:			
Non-controlled/non-affiliated investments	7,093	(2,446)	6,696
Non-controlled affiliated investments	(5,235)	(4,085)	980
Controlled affiliated investments	4,729	7,317	(4,354)
Derivatives	(40)	220	—
Net change in unrealzied appreciation (depreciation) on investments	$6,547	$1,006	$3,322
Tax (provision) benefit on realized and unrealized gains (losses) on investments	1,611	853	414
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, net of taxes	(13,278)	(29,324)	(23,030)
Net realized gains (losses) on extinguishment of debt	(362)	(655)	(362)
Net increase (decrease) in net assets resulting from operations	11,492	(5,935)	11,381
Net increase (decrease) in net assets resulting from operations per common share:			
Net increase (decrease) in net assets per share resulting from operations - Basic	$1.04	($0.64)	$1.20
Weighted average common stock outstanding - Basic	11,001,571	9,272,809	9,509,396
Net increase (decrease) in net assets per share resulting from operations -	$1.04	($0.64)	$1.20
Weighted average common stock outstanding - Diluted	11,096,227	9,272,809	9,509,396
Net investment income per common share:			
Net investment income (loss) - Basic	$2.28	$2.59	$3.66
Net investment income (loss) - Diluted	$2.27	$2.59	$3.66

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Financing Profile Overview of Balance Sheet Financing Facilities As of December 31, 2025 Principal Amount Committed (in mm) Principal Amount Outstanding (in mm) Interest Rate Maturity Date Great Lakes Credit Facility $200.0 $107.6 Floating / SOFR + 2.50% August 2027 2026 Notes $50.0 $50.0 Fixed / 5.25% October 2026 2032 Convertible Notes $15.0 $2.0 Fixed / 5.25% April 2032 KeyBank Credit Facility $75.0 $42.7 Floating / SOFR + 2.80% August 2029 2028 Notes $35.0 $35.0 Fixed / 7.50% October 2028 2030 Notes $75.0 $75.0 Fixed / 7.75% October 2030 Total / Weighted Average $450.0 $312.3 6.90% - Fixed vs. Floating Rate Cash & Cash Equivalents (in mm) Undrawn Borrowing Capacity Under Revolving Credit Facilities (in mm) $3.7 30% 48% 45% $150.3 52% $162.0 $124.7 55% 70% $8.8 Fixed Rate Floating Rate Unrestricted Cash Restricted Cash Undrawn Drawn 16

Historical Dividend Yield Dividends & Dividend Yield Based on NAV Per Share for Respective Quarter 13.6% $0.80 13.0% 12.2% 12.2% 12.2% 12.1% 11.7% 11.3% 11.2% 11.1% 11.0% 10.2% $0.70 10.0% 9.2% 10.0% 8.9% 9.0% 8.8% 8.7% 8.4% 8.3% 8.3% 8.2% 8.2% 7.1% 7.7% 6.8% $0.60 $0.07 $0.50 5.0% $0.02 $0.40 $0.69 $0.69 $0.69 $0.69 $0.69 $0.69 $0.69 $0.68 $0.67 0.0% $0.63 $0.63 $0.63 $0.62 $0.30 $0.60 $0.60 $0.60 $0.60 $0.60 $0.60 $0.60 $0.60 $0.47 $0.47 $0.47 $0.47 $0.20 -5.0% $0.32 $0.10 -10.0% $- Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Base Dividend Supplemental Dividend Dividend Yield 17

Historical Dividend Information

Declaration Date	Record Date	Payment Date	Dividend Type	Dividend Per Share
3/5/2026	6/15/2026	6/30/2026	Base	$0.09
3/5/2026	5/15/2026	5/29/2026	Base	$0.09
3/5/2026	4/15/2026	4/30/2026	Base	$0.09
3/5/2026	3/16/2026	3/27/2026	Base	$0.32
11/6/2025	11/17/2025	11/25/2025	Base	$0.47
8/7/2025	8/18/2025	8/29/2025	Base	$0.47
8/7/2025	8/18/2025	8/29/2025	Supplemental	$0.02
5/8/2025	5/19/2025	5/29/2025	Base	$0.47
3/13/2025	3/24/2025	3/31/2025	Base	$0.47
3/13/2025	3/24/2025	3/31/2025	Supplemental	$0.07
11/7/2024	11/19/2024	11/29/2024	Base	$0.69
8/8/2024	8/22/2024	8/30/2024	Base	$0.69
5/8/2024	5/21/2024	5/31/2024	Base	$0.69
3/13/2024	3/25/2024	4/2/2024	Base	$0.69
11/8/2023	11/20/2023	11/30/2023	Base	$0.69
8/9/2023	8/22/2023	8/31/2023	Base	$0.69
5/10/2023	5/22/2023	5/31/2023	Base	$0.69

Declaration Date	Record Date	Payment Date	Dividend Type	Dividend Per Share
3/9/2023	3/20/2023	3/31/2023	Base	$0.68
11/8/2022	11/24/2022	12/13/2022	Base	$0.67
8/9/2022	8/16/2022	9/2/2022	Base	$0.63
5/10/2022	5/24/2022	6/7/2022	Base	$0.63
3/10/2022	3/21/2022	3/30/2022	Base	$0.63
11/3/2021	11/15/2021	11/30/2021	Base	$0.62
1 for 10 Reverse Stock Split Effective 8/26/21				
8/4/2021	8/17/2021	8/31/2021	Base	$0.60
5/6/2021	5/19/2021	6/1/2021	Base	$0.60
2/12/2021	2/22/2021	3/2/2021	Base	$0.60
10/16/2020	10/26/2020	11/27/2020	Base	$0.60
8/5/2020	8/17/2020	8/28/2020	Base	$0.60
3/17/2020	5/7/2020	5/27/2020	Base	$0.60
2/5/2020	2/18/2020	2/28/2020	Base	$0.60
11/5/2019	11/15/2019	11/29/2019	Base	$0.60
8/5/2019	8/12/2019	8/29/2019	Base	$0.60

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Corporate Information

Board of Directors

Ted Goldthorpe
Interested Director and Chairman of the Board

Patrick Schafer
Interested Director

Robert Warshauer
Independent Director

Alex Duka
Independent Director

George Grunebaum
Independent Director

Jennifer Kwon Chou
Independent Director

Dean Kehler
Independent Director

Joseph Morea
Independent Director

Senior Management

Ted Goldthorpe
Chief Executive Officer

Brandon Satoren
Chief Financial Officer

Patrick Schafer
Chief Investment Officer

David Held
Chief Compliance Officer

Common Stock
Nasdaq: BCIC

Corporate Headquarters
650 Madison Avenue - 3rd Floor
New York, NY 10022 USA

Research Coverage

Paul Johnson
Keefe Bruyette & Woods

Erik Zwick
Lucid Capital Markets

Chris Nolan
Ladenburg Thalmann

Mitchel Penn
Oppenheimer & Co.

Transfer Agent

Equiniti Trust Company, LLC

Independent Audit Firm
Deloitte & Touche LLP

Investor Relations
The Equity Group, Inc.
Lena Cati
(212) 836-9611
Lcati@theequitygroup.com

Val Ferraro
(212) 836-9633
Vferraro@theequitygroup.com

19